SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    January 25, 2001
                                                   --------------------


                             McDATA Corporation
          -------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          Delaware                 000-31257                  84-1421844
----------------------------  ----------------------   ------------------------
(State or other jurisdiction (Commission File Number)       (IRS Employer
    of incorporation)                                      Identification No.)


   310 Interlocken Parkway, Broomfield, Colorado          80021
 ------------------------------------------------     -------------
     (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:    (303) 460-9200
                                                     ------------------


                                 N/A
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)



Item 5.    Other Events

      On January 25, 2001, EMC Corporation filed a current report on Form 8-K with an Information Statement attached as an exhibit thereto. Portions of that Information Statement which contain certain information about McDATA Corporation are attached as Exhibit 99.1 to this current report on Form 8-K.

Exhibit
Number     Description

99.1 Excerpts from Information Statement, filed as Exhibit 99 to the current report on Form 8-K filed by EMC Corporation on January 25, 2001, containing certain information about McDATA



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MCDATA CORPORATION


                              By:/s/ Thomas O. McGimpsey
                              ----------------------------------
                                     Thomas O. McGimpsey
                                     Vice President and General Counsel



Date:  January 25, 2001



                               EXHIBIT INDEX

Exhibit
Number      Description

99.1 Excerpts from Information Statement, filed as Exhibit 99 to the current report on Form 8-K filed by EMC Corporation on January 25, 2001, containing certain information about McDATA